PUBLICITY AGREEMENT


                          MARKET STREET PUBLISHING LTD.

                               PUBLICITY AGREEMENT
                          PREPARED FOR RAPIDTRON, INC.

AGREEMENT   made  this  ____day  of November, 2003, by and between MARKET STREET
PUBLISHING  LTD.  (the  "Publisher")  and  RAPIDTRON,  INC.  (the  "Company").
                                                          -

WITNESSETH:

WHEREAS, the Company is or will be publicly held with its common stock trading on one or more stock Exchanges, and

WHEREAS, the Company desires to publicize itself with the intention of making its name and business better known to investors and potential shareholders, and

WHEREAS, the Publisher is in the business of marketing, advertising and other related activities, and

WHEREAS, the Publisher is willing to help publicize the Company.


NOW THEREFORE, in conclusion of the mutual covenants herein contained, it is agreed:

1.   ENGAGEMENT.  The Company hereby engages the Publisher to:

     - Cause to be prepared a 3rd party editorial which prominently features a report on the Company - distribute the same to a minimum of 500,000 US residents. This distribution will consist of circulation of said editorial to the current and former subscribers of the newsletter(s) as well as outside distribution. The physical description of the package will be an 8 1/2 X 11 Self-mailer that will contain primarily editorial information concerning Rapidtron, Inc. as well as promotional copy for the newsletter/editor/writer.


2. ASSISTANCE. The Company acknowledges the Publisher will prepare and distribute an advertising/editorial report on the Company. Publisher agrees to assist in additional advertising/editorial report mailings, as requested, based upon additional production budgets. All advertising/editorial disseminations sponsored by the Company will be fully disclosed as paid advertising (disclosing the amount and nature of compensation and associated costs of the program as provided for by applicable US Securities Acts and other Regulations.)

3. PREPARATION OF REPORT. The Company will cooperate fully and timely with the Publisher to supply all materials reasonably requested by either to prepare the report. Because the Publisher will rely upon this information in preparation of the report and programs, the Company represents to the Publisher that all such information shall be true, accurate, and complete and not misleading, in any respect.

4. COMPANY REVIEW. No material about the Company shall be distributed by Publisher unless and until the Company has reviewed and approved the same. The Company will act diligently and promptly in reviewing materials submitted to it by the Publisher to enhance timely distribution of the materials and will inform the Publisher in writing, of any inaccuracies contained in the material prepared prior to the projected publication and/or delivery dates. The Company will acknowledge in writing that the material is acceptable (as corrected, if applicable).

5. COMPENSATION. In consideration of the services to be performed by the Publisher, the Company agrees to pay Publisher for all costs of creation and coordination of the programs outlined in section 1 and reasonable allowance for Publisher's overhead and creative direction incurred in connection with performance of this Agreement. Such costs are estimated to be no more than USD $450,000.00.


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                               PUBLICITY AGREEMENT


6. PAYMENT SCHEDULE. An initial deposit of (USD) $150,000.00 is required to begin the project. The initial deposit is non-refundable should the project be cancelled by the Company. In the event of such a cancellation, the initial deposit will be distributed as payment for expenses incurred by the Publisher and refunded less those expenses. The desired distribution date of this project is 31 DEC 2003. With respect to scheduling and funds required for execution, the second installment of (USD) $150,000.00 must be received not later than 10 DEC 2003. All payments due up to and including this second installment are non-refundable after this payment is deposited. As the remaining funds to be paid primarily represent postage, the Publisher must receive the final installment(s) in accordance with a mail drop schedule yet to be determined. These deposits must be received not later than 72 hours prior to scheduled mail drop dates. Non-payment will result in project work stoppage. Delays to the payment schedule will result in rescheduling of the distribution date.

7. PUBLISHER DISCLAIMER. PUBLISHER MAKES NO REPRESENTATION THAT: (A) ITS PUBLICATION AND DISTRIBUTION OF THE PROGRAMS WILL RESULT IN ANY ENHANCEMENT TO THE COMPANY, (B) THE PRICE OF THE COMPANY'S PUBLICLY TRADED SECURITIES WILL INCREASE, (C) ANY PERSON WILL PURCHASE SECURITIES IN THE COMPANY AS A RESULT OF THE DISTRIBUTION OR (D) ANY INVESTOR WILL LEND MONEY TO OR INVEST IN OR WITH THE COMPANY.

8. LIMITATION OF PUBLISHER LIABILITY. If Publisher fails to perform its services hereunder, its entire liability to the Company shall not exceed the lesser of: (a) the amount of cash payment Publisher has received from the Company excluding any non-refundable deposits and or (b) the actual and direct damage to the Company as a result of such non-performance. IN NO EVENT WILL PUBLISHER OR PARTNER BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES NOR FOR ANY CLAIM AGAINST THE COMPANY BY ANY PERSON OR ENTITY ARISING
FROM  OR  IN  ANY  WAY  RELATED  TO  THIS  AGREEMENT.

9. OWNERSHIP OF MATERIALS. All right, title and interest in and to materials to be produced by Publisher in connection with the services to be rendered under this Agreement shall be and remain the sole and exclusive property of it.

10. CONFIDENTIALITY. Until such time as the same may become publicly known, Publisher agrees that any information provided to it by the Company of a confidential nature will not be revealed or disclosed to any person or entity, except in the performance of this Agreement, and upon completion of its services and upon the written request to it. Notwithstanding the foregoing, Publisher shall be liable for any revelation of confidential information that arises from sources other than directly from the beneficial owners of Publisher, being recognized and understood that in the course of performance of this Agreement, many persons will have to receive access to such materials.

11. NOTICES. All notices hereunder shall be in writing and addressed to the party at the address herein set forth, or at such address as to which notice pursuant to this section may be given, and shall be given by personal delivery, by certified mail (return receipt requested), Express Mail, or by national overnight courier. If Company is a non-resident of the United States; the equivalent services of the postal system of the Company's residence may be used. Notices will be deemed given upon the earlier of actual receipt or three (3) business days after being mailed or delivered to such courier service.



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                               PUBLICITY AGREEMENT


     NOTICES SHALL BE ADDRESSED TO PUBLISHER AT:       AND TO THE COMPANY AT:
     MARKET STREET PUBLISHING LTD.                     RAPIDTON, INC.
     PO BOX 84907                                      3151 AIRWAY AVENUE
     PHOENIX, AZ                                       BUILDING Q
     USA 85071                                         COSTA MESA, CA
                                                       USA 92626
                                                       TELEPHONE: (949) 798-0652
                                                       FACSIMILE: (949) 474-4550

Such addresses and notices may be changed at any time by either party by utilizing the foregoing notice procedures. Any notices to be given hereunder will be effective if executed by and sent to the attorneys for the parties giving such notice, and in connection therewith the parties and their respective counsel agree that in giving such notices counsel may communicate directly in writing with such parties to the extent necessary to give such notice.

12. COMPLIANCE WITH LAW. Publisher shall have no obligation to send any mailings to residents of States of the United States of America in which the common stock of the Company cannot be secondarily traded on a solicited basis. The Company and Publisher will agree upon the States to which the mailings will be directed.

13.   MISCELLANEOUS.

     (A)  Governing  Law.  This  Agreement  shall be governed by and interpreted
          --------------
          under  the  laws  of  the  State  of  Arizona.
     (B)  Venue.  Any litigation under this Agreement shall have as its sole and
          -----
          exclusive venue the appropriate state or federal courts sitting in the State of Arizona.
     (C)  Multiple  Counterparts.  This  Agreement  may  be executed in multiple
          ----------------------
          counterparts, each of which shall be deemed an original. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.
     (D)  Separability.  If  any one or more of the provisions of this Agreement
          ------------
          shall be held invalid, illegal, or unenforceable, and provided that such provision is not essential to the transaction provided for by this Agreement, such shall not affect any other provision hereof, and this Agreement shall be construed as is such provision had never been contained herein.
     (E)  Regulatory  Acceptance.  If  the  stock  of the Company is listed on a
          ----------------------
          foreign exchange(s), this Agreement shall be subject to its acceptance by such exchange(s) to the extent required by the rules of such exchange(s).
     (F)  Presumption Against Draftsman. The parties acknowledge that each party
          -----------------------------
          and its counsel have participated in the negotiation and preparation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.
     (G) The duties and obligation of the Company shall inure to the benefit of the Publisher.



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                               PUBLICITY AGREEMENT


                                 SIGNATURE PAGE
                                 --------------


EXECUTED as a sealed instrument as of the day and year first above written.



MARKET STREET PUBLISHING LTD.                   RAPIDTRON, INC.


By:                                         By:  /s/  John  Creel
    ---------------------------                 ---------------------------
         Duly  Authorized                            Duly  Authorized




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